THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

Lincoln ChoicePlus AssuranceSM (Prime)

Supplement dated July 10, 2026 to the
Summary Prospectus for New Investors dated May 1, 2026

This Supplement updates certain information contained in the above-referenced summary prospectus for your individual annuity contract. This Supplement should be read in conjunction with the prospectus filed therein. All other terms and provisions of the prospectus, as supplemented, remain unchanged.

The changes described in this Supplement affect Appendix A – Investment Options Available Under The Contract.

Fund Name Change: Effective August 1, 2026, the fund currently named LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund will be renamed LVIP BlackRock Growth ETF Allocation Managed Risk Fund. All references to the fund in the Prospectus will be revised accordingly. The fund’s investment objective, fee and average total returns will not change.

Funds Closed to New Investors: Effective August 17, 2026, the following funds will no longer be available for Contracts purchased on or after that date.

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LVIP American Century International Fund
●
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund

You may obtain additional information, including underlying fund prospectuses, by contacting your registered representative, visiting www.lfg.com/vaprospectus, or by emailing CustServSupportTeam@lfg.com.

Please retain this Supplement for future reference.